UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2014

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
The Federal Home Loan Bank of Indianapolis (“Bank”) announced its intention to repurchase, on a voluntary basis and for a limited time, up to $200,000,000 par value of excess stock held by members. This repurchase is being undertaken for general capital management purposes. Notice to members was provided on September 19, 2014. Members wishing to participate in this program must provide written notice of such intent to the Bank during a fourteen (14)-day period that began October 6, 2014. The stock repurchase will occur no later than November 5, 2014, provided that such repurchase meets all of the terms and conditions of the Bank’s Capital Plan as of the date of the repurchase. The Bank has issued a news release concerning this stock repurchase program.
Item 9.01. Financial Statements and Exhibits
News Release, dated October 7, 2014, issued by the Federal Home Loan Bank of Indianapolis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2014

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ROBERT E. Gruwell
Robert E. Gruwell
Executive Vice President-Finance

By:	/s/JONATHAN R. WEST
Jonathan R. West
Executive Vice President-Chief Operating Officer - Business Operations

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release of the Federal Home Loan Bank of Indianapolis, dated October 7, 2014